UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): November 17, 2022

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

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delaware	000-56162	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Fourth Amended and Restated Management Agreement

On November 17, 2022, CNL Strategic Capital, LLC, (the “Company”) and CNL Strategic Capital Management, LLC (the “Manager”) entered into a Fourth Amended and Restated Management Agreement (the “Management Agreement”). In previous versions of the Management Agreement, certain provisions which are required by the guidelines promulgated by the North American Securities Administrators Association, Inc., were conditioned to apply for only so long as the Shares of the Company are not listed on a national securities exchange (the “automatic removal condition”). The Management Agreement updates the Third Amended and Restated Management Agreement by and between the Company and the Manager in order to delete the automatic removal condition from two sections based on a comment from a state securities administrator.

Unless otherwise terminated as provided in the Management Agreement, the current one-year term of the Management Agreement is until February 7, 2024 and is subject to renewals by the Board thereafter for an unlimited number of successive one-year periods. The foregoing summary of the terms of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended October 31, 2022

On November 18, 2022, the board of directors (the “Board”) determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under “Determination of Net Asset Value” in this Prospectus. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I, and Class S shares as of October 31, 2022 (in thousands, except per share data):

Month Ended October 31, 2022	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$145,789	$65,966	$71,172	$54,775	$259,763	$61,261	$658,726
Number of Outstanding Shares	4,263	2,067	2,229	1,734	8,030	1,765	20,088
Net Asset Value, Per Share	$34.20	$31.92	$31.93	$31.59	$32.35	$34.70
Net Asset Value, Per Share Prior Month	$34.15	$31.92	$31.93	$31.59	$32.35	$34.66
Increase in Net Asset Value, Per Share from Prior Month	$0.05	$—	$—	$—	$—	$0.04

The increase in the Company’s net asset value per share for each applicable share class for the month ended October 31, 2022 was primarily driven by the increases in the fair value of seven out of eleven of the Company’s portfolio company investments. The fair value of four of the Company’s portfolio company investments decreased.

Public Offering Price Adjustment

On November 18, 2022, the Board approved the new per share public offering price for each share class in the Company’s offering. The new public offering prices will be effective as of November 25, 2022 and will be used for the Company’s next monthly closing for subscriptions on November 30, 2022. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share for each share class as of October 31, 2022. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in this offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$34.89	$33.52	$31.59	$32.35
Selling Commissions, Per Share	$2.09	$1.01
Dealer Manager Fees, Per Share	$0.88	$0.58

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On November 18, 2022, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I	Class S
December 26, 2022	December 28, 2022	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“1-Year Return”), 3-Year Return, Average Annual Return (“AAR”) Since Inception, and cumulative total returns through October 31, 2022 (“Cumulative Total Return”), with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	AAR Since Inception(4)	Cumulative Total Return(4)	Cumulative Return Period
Class FA (no sales load)	8.0%	8.9%	40.3%	13.9%	65.9%	February 7, 2018 – October 31, 2022
Class FA (with sales load)	1.0%	1.8%	31.2%	11.7%	55.2%	February 7, 2018 – October 31, 2022
Class A (no sales load)	7.2%	7.6%	35.7%	12.4%	56.3%	April 10, 2018 – October 31, 2022
Class A (with sales load)	-1.9%	-1.6%	24.1%	9.4%	43.0%	April 10, 2018 – October 31, 2022
Class I	7.2%	7.6%	36.2%	12.7%	58.0%	April 10, 2018 – October 31, 2022
Class T (no sales load)	7.0%	7.6%	31.8%	10.9%	48.5%	May 25, 2018 – October 31, 2022
Class T (with sales load)	1.9%	2.5%	25.5%	9.3%	41.4%	May 25, 2018 – October 31, 2022
Class D	7.3%	8.1%	34.5%	11.3%	49.0%	June 26, 2018 – October 31, 2022
Class S (no sales load)	9.0%	10.0%	N/A	15.3%	39.6%	March 31, 2020 – October 31, 2022
Class S (with sales load)	5.2%	6.2%	N/A	13.4%	34.7%	March 31, 2020 – October 31, 2022

(1) For the period from January 1, 2022 through October 31, 2022.

(2) For the period from November 1, 2021 through October 31, 2022.

(3) For the period from November 1, 2019 through October 31, 2022.

(4) For the period from the date the first share was issued for each respective share class through October 31, 2022. The AAR Since Inception is calculated by taking the Cumulative Total Return and dividing it by the return period.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. Amounts are not annualized. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution” section in the Company’s Prospectus. Class I and Class D shares have no upfront sales load.

For the ten months ended October 31, 2022, sources of declared distributions on a GAAP basis were as follows:

	Ten Months Ended October 31, 2022
	Amount (in 000s)	% of Total Distributions Declared
Net investment income[1]	$13,509	75.9%
Distributions in excess of net investment income[2]	4,287	24.1%
Total distributions declared	$17,796	100.0%

Cash distributions net of distributions reinvested during the period presented were funded from the following sources:

	Ten Months Ended October 31, 2022
	Amount (in 000s)	% of Cash Distributions Net of Distributions Reinvested
Net investment income before expense support reimbursement	$16,053	138.7%
Expense support (reimbursement)	(2,544)	(21.9)%
Net investment income	13,509	116.8%
Cash distributions net of distributions reinvested in excess of net investment income[2]	—	—%
Cash distributions net of distributions reinvested[3]	$11,570	100.0%

1 There was no expense support due from the Manager and Sub-Manager for the ten months ended October 31, 2022.

2 Consists of distributions made from offering proceeds for the period presented.

3 For the ten months ended October 31, 2022, excludes $6,226 of distributions reinvested pursuant to our distribution reinvestment plan.

For the years ended December 31, 2021, 2020, 2019, and 2018 distributions were paid from multiple sources and these sources included net investment income before expense support of 65.2%, 42.3%, 61.7%, and 85.2%, reimbursable expense support of 0.0%, 33.2%, 23.5% and 11.1%, and offering proceeds of 34.8%, 24.5%, 14.8% and 3.7%, respectively. The Company will be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions, however, as of the date of this current report, management believes that reimbursement of all expense support is not probable under the terms of the Expense Support and Conditional Reimbursement Agreement. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities. For a discussion of how the fair values of the Company's investments have been impacted by the COVID-19 pandemic, please see “Risk Factors—Risks Related to Our Business—The outbreak of highly infectious or contagious diseases, including the current outbreak of the novel coronavirus (“COVID-19”), could materially and adversely impact our business, our operating businesses, our financial condition, results of operations and cash flows. Further, the spread of COVID-19 pandemic has caused severe disruptions in the U.S. and global economy and financial markets and could potentially create widespread business continuity issues of an as yet unknown magnitude and duration.”

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Fourth Amended and Restated Management Agreement dated November 17, 2022 (Filed herewith.)

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the ongoing COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022	CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer